Victory Funds

Victory Trivalent International Fund – Core Equity

Class C (MICCX)

Supplement dated October 20, 2022

to the Prospectus, Summary Prospectus, and

Statement of Additional Information

each dated November 1, 2021, as supplemented

On October 18, 2022, the Board of Trustees of Victory Portfolios ("Trust"), upon the recommendation of Victory Capital Management Inc., the Trust's investment adviser, approved a Plan of Liquidation ("Plan") for the Victory Trivalent International Fund – Core Equity Class C (the "Share Class"). It is anticipated that the Share Class will liquidate on or about December 28, 2022. On the liquidation date, the Share Class will redeem all its outstanding shares at the net asset value of such shares.

Effective November 1, 2022, the Share Class will be closed to new investors and shareholder accounts. Through the NAV on December 21, 2022, the Share Class will continue to accept additional investments (including through the reinvestment of dividends and capital gains) from existing shareholders. Please note that no other classes of the Fund are affected.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.